                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) May 27, 2005 (May 24, 2005)
                                                   ---------------------------

                               Global Signal Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   001-32168                  65-0652634
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida                34232
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (941) 364-8886
                                                   -------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 26, 2005, Global Signal Acquisitions II LLC (the "Lessee"), a
Delaware limited liability company and a wholly-owned subsidiary of Global
Signal Inc. (the "Company"), entered into six Master Leases and Subleases
(collectively, the "Master Leases"), one with each of STC One LLC, STC Two LLC,
STC Three LLC, STC Four LLC and STC Five LLC, each a Delaware limited liability company, and STC Six Company, a Delaware business trust (collectively, "Sprint
TowerCo"), each a subsidiary of Sprint Corporation ("Sprint"). Pursuant to the
Master Leases, the Lessee has the right to lease from Sprint TowerCo (or, in certain cases, operate) for a period of 32 years approximately 6,600 wireless communications tower sites and the related towers and assets (collectively, the
"Towers"). Each of the six Master Leases has substantially similar terms. The following summary of certain provisions of the Master Leases is qualified in its entirety by reference to the Master Leases, filed as Exhibits 10.1 through 10.6 hereto and incorporated herein by reference. A copy of the press release announcing the closing of this transaction (the "Sprint Transaction") is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The term of the Master Leases will expire in 2037 and there are no contractual renewal options. At the closing of the Sprint Transaction, the
Company made a prepaid rent payment of approximately $1.2 billion to Sprint
TowerCo. Neither the Company nor the Lessee is required to make any further payments to Sprint TowerCo for the right to lease or operate the Towers during the term of the Master Leases. Certain Sprint subsidiaries (the "Sprint
Contributors") currently lease the land under substantially all of the Towers from third parties and the Lessee has generally assumed the Sprint Contributors'
obligations that arise under the Towers' ground leases post-closing.
Additionally, the Lessee is required to pay all costs of operating the Towers as well as an agreed-upon amount for real and personal property taxes attributable to the Towers. During the period commencing one year prior to the expiration of the Master Leases and ending 120 days prior to the expiration of the Master
Leases, the Lessee will have the option to purchase all (but not less than all)
of the Towers then leased for approximately $2.3 billion, based on a final appraisal of the Towers that was completed as of May 26, 2005.

         The Lessee is entitled to all revenues from the Towers leased by it during the term of the Master Leases, including amounts payable under existing
Tower collocation agreements with third parties. In addition, under the Master
Leases, certain Sprint subsidiaries (collectively, the "Sprint Collocators")
have agreed to sublease or otherwise occupy collocation space (the "Sprint
Collocation Agreement") at approximately 6,400 of the Towers for an initial monthly collocation charge of $1,400 per tower (the "Sprint Collocation Charge")
for an initial period of ten years. The Sprint Collocation Charge is scheduled to increase each year, beginning January 2006, at a rate equal to the lesser of
(i) 3% or (ii) the sum of 2% and the increase in the Consumer Price Index during the prior calendar year. After ten years, any Sprint Collocator may terminate its Sprint Collocation Agreement as to any or all applicable Towers; provided, however, that if the

applicable Sprint Collocator does not exercise its termination right prior to the end of nine years at any Tower (effective as of the end of the tenth year), the Sprint Collocation Agreement at that Tower will continue for a further five-year period. Any Sprint Collocator may, subsequent to the ten-year initial term, terminate its Sprint Collocation Agreement as to any or all applicable
Towers upon the 15th, 20th, 25th, or 30th anniversary of the commencement of the
Master Lease.

         Subject to arbitration and cure rights of the Lessee's lender, in the event of an uncured default under a ground lease, Sprint TowerCo may terminate the Master Lease as to the applicable ground lease site. In the event of an uncured default with respect to more than 20% of the Towers during any rolling five-year period, and subject to certain other conditions, Sprint TowerCo may terminate the Master Leases in their entirety.

         The Company has guaranteed the full and timely payment and performance and observance of all of the terms, provisions, covenants and obligations of the
Lessee under the Master Leases up to a maximum aggregate amount of $200.0 million.

         The descriptions of the Credit Agreement, the Form Loan and Security
Agreement, the Pledge Agreement and the Limited Recourse Parent Guarantee, each as set forth in Item 2.03 of this report, are incorporated herein by reference.

SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01 -- COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The description of the Master Leases set forth in Items 1.01 of this report is incorporated herein by reference.

ITEM 2.03 -- CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On May 24, 2005, Global Signal Acquisitions II LLC (the "Borrower"), a
Delaware limited liability company and a wholly-owned subsidiary of the Company, entered into a 12-month $850.0 million credit facility (the "Credit Agreement")
with Morgan Stanley Asset Funding Inc. and Bank of America, N.A. The Borrower
owns 100% of our interest in the Towers. The following summary of certain provisions of the Credit Agreement is qualified in its entirety by reference to the complete Credit Agreement filed as Exhibit 10.7 hereto and the Form Loan and
Security Agreement filed as Exhibit 10.8 hereto and incorporated herein by reference.

         The loan pursuant to the Credit Agreement is guaranteed by the Company and Global Signal Operating Partnership, L.P. for up to $50.0 million in the aggregate related primarily to defects in title and certain representations and covenants of the Borrower. The loan is secured by, among other things, a pledge of the ownership interests in the Borrower and in Global Signal Operating
Partnership L.P. (up to the maximum amount of the guarantee). The foregoing discussion of the guarantee and pledge is qualified in its entirety by reference to the complete Limited Recourse Parent Guarantee filed as Exhibit

10.9 hereto and the Pledge Agreement filed as Exhibit 10.10 hereto, each of which is incorporated herein by reference.

         The loan has a term of 12 months after its closing, and, subject to compliance with certain conditions, has two six-month extensions at our option.
Until October 20, 2005, unless there is an event of default, the loan will bear interest at the Eurodollar rate plus 1.5%. The rate will retroactively increase to the Eurodollar rate plus 1.75% if the cash flow related to the Sprint Towers does not exceed a specified level as of October 15, 2005. For the remaining portion of the first 12 months of the loan, the loan will bear interest at the
Eurodollar rate plus either 1.5% or 1.75% per annum, depending on cash flows related to the Sprint Towers. This rate will increase by 0.25% upon the first extension and 0.75% upon the second, if such extension options are exercised. We paid an origination fee of $2,906,250 for the loan. In addition, we are required to pay an exit fee under certain circumstances. The loan contains customary events of default, including bankruptcy of the Borrower or us, change of control and cross default to our other material indebtedness.

SECTION 3 -- SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

         On May 26, 2005, the Company closed the Investment Agreement, entered into on February 14, 2005 (the "Investment Agreement"), by and between the
Company and the entities named on the signature pages thereof (the "Investors").
A summary of certain provisions of the Investment Agreement is provided in the
Company's Current Report on Form 8-K, filed on February 17, 2005, which is incorporated herein by reference, and is qualified in its entirety by reference to the complete Investment Agreement filed as Exhibit 10.2 thereto. Pursuant to the Investment Agreement, the Company issued and sold 9,803,922 shares of its common stock, par value $0.01 per share, to the Investors or their assignees for an aggregate purchase price of $250.0 million. This issuance of these securities was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Real Estate Operations Acquired

         The financial statements and any additional information specified by
         Rule 3-14 of Regulation S-X will be filed by amendment to this Current
         Report on Form 8-K within 71 calendar days of the date of filing this
         Current Report on Form 8-K.

(b)      Pro Forma Financial Information

         Pro forma financial information required by Article 11 of Regulation
         S-X will be filed by amendment to this Current Report on Form 8-K within 71 calendar days of the date of filing this Current Report on
         Form 8-K.

(c)      Exhibits

10.1     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         One LLC, as lessor, Sprint Telephony PCS L.P., as Sprint Collocator,
         Global Signal Acquisitions II LLC, as lessee, and Global Signal Inc.

10.2     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         Two LLC, as lessor, SprintCom, Inc., as Sprint Collocator, Global
         Signal Acquisitions II LLC, as lessee, and Global Signal Inc.

10.3     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         Three LLC, as lessor, American PCS Communications, LLC, as Sprint
         Collocator, Global Signal Acquisitions II LLC, as lessee, and Global
         Signal Inc.

10.4     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         Four LLC, as lessor, PhillieCo, L.P., as Sprint Collocator, Global
         Signal Acquisitions II LLC, as lessee, and Global Signal Inc.

10.5     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         Five LLC, as lessor, Sprint Spectrum L.P., as Sprint Collocator, Global
         Signal Acquisitions II LLC, as lessee, and Global Signal Inc.

10.6     Master Lease and Sublease, dated as of May 26, 2005, by and among STC
         Six Company, Sprint Spectrum L.P., as Sprint Collocator, Global Signal
         Acquisitions II LLC, as lessee, and Global Signal Inc.

10.7     Bridge Loan and Override Agreement, dated May 24, 2005, by and among
         Global Signal Acquisitions II LLC, Bank of America, N.A. and Morgan
         Stanley Asset Funding Inc.

10.8     Form Loan and Security Agreement, between Global Signal Acquisitions
         LLC, Global Signal Acquisitions II LLC, as borrowers, and Morgan
         Stanley Asset Funding Inc., as lender.

10.9     Limited Recourse Parent Guarantee, dated May 24, 2005, made by Global
         Signal Inc. and Global Signal Operating Partnership, L.P., in favor of
         Morgan Stanley Asset Funding Inc.

10.10    Pledge Agreement, dated May 24, 2005, made by Global Signal
         Acquisitions II LLC, Global Signal Acquisitions II LLC, and Global
         Signal Inc., in favor of Morgan Stanley Asset Funding Inc.

99.1     Press Release dated May 26, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GLOBAL SIGNAL INC.
                                              (Registrant)

                                              /s/ Greerson G. McMullen
                                              ----------------------------------
                                              Greerson G. McMullen
                                              Executive Vice President, General
                                              Counsel and Secretary

Date: May 27, 2005

                                  EXHIBIT INDEX

Exhibit Number     Exhibit
--------------     -------
10.1               Master Lease and Sublease, dated as of May 26, 2005, by and among STC One LLC, as lessor, Sprint Telephony PCS L.P., as
                   Sprint Collocator, Global Signal Acquisitions II LLC, as
                   lessee, and Global Signal Inc.

10.2               Master Lease and Sublease, dated as of May 26, 2005, by and among STC Two LLC, as lessor, SprintCom, Inc., as Sprint
                   Collocator, Global Signal Acquisitions II LLC, as lessee, and
                   Global Signal Inc.

10.3               Master Lease and Sublease, dated as of May 26, 2005, by and among STC Three LLC, as lessor, American PCS Communications,
                   LLC, as Sprint Collocator, Global Signal Acquisitions II LLC,
                   as lessee, and Global Signal Inc.

10.4               Master Lease and Sublease, dated as of May 26, 2005, by and among STC Four LLC, as lessor, PhillieCo, L.P., as Sprint
                   Collocator, Global Signal Acquisitions II LLC, as lessee, and
                   Global Signal Inc.

10.5               Master Lease and Sublease, dated as of May 26, 2005, by and among STC Five LLC, as lessor, Sprint Spectrum L.P., as
                   Sprint Collocator, Global Signal Acquisitions II LLC, as
                   lessee, and Global Signal Inc.

10.6               Master Lease and Sublease, dated as of May 26, 2005, by and among STC Six Company, Sprint Spectrum L.P., as Sprint
                   Collocator, Global Signal Acquisitions II LLC, as lessee, and
                   Global Signal Inc.

10.7               Bridge Loan and Override Agreement, dated May 24, 2005, by and among Global Signal Acquisitions II LLC, Bank of America,
                   N.A. and Morgan Stanley Asset Funding Inc.

10.8               Form Loan and Security Agreement, between Global Signal
                   Acquisitions LLC, Global Signal Acquisitions II LLC, as
                   borrowers, and Morgan Stanley Asset Funding Inc., as lender.

10.9               Limited Recourse Parent Guarantee, dated May 24, 2005, made by Global Signal Inc. and Global Signal Operating
                   Partnership, L.P., in favor of Morgan Stanley Asset Funding
                   Inc.

10.10              Pledge Agreement, dated May 24, 2005, made by Global Signal
                   Acquisitions II LLC, Global Signal Acquisitions II LLC, and
                   Global Signal Inc., in favor of Morgan Stanley Asset Funding
                   Inc.

99.1               Press Release dated May 26, 2005.